Intangibles, Net - Schedule of Estimated Amortization Expenses (Details) - Yangshuo County Xing Yuan Lead-Zinc Mine Co., Ltd. [Member] - USD ($)	Sep. 30, 2017	Dec. 31, 2016	Dec. 31, 2015
2017		$ 44,687
2018		44,687
2019		44,687
2020		44,687
2021		44,687
Thereafter		1,462,776
Total intangibles, net	$ 1,722,431	$ 1,686,211	$ 1,853,112